SPDR® SERIES TRUST

SPDR SSGA US Large Cap Low Volatility Index ETF

SPDR S&P® Homebuilders ETF

SPDR S&P Biotech ETF

SPDR S&P Metals & Mining ETF

SPDR S&P Insurance ETF

SPDR Dorsey Wright® Fixed Income Allocation ETF

SPDR S&P Internet ETF

(each a “Fund”)

Supplement dated December 28, 2016 to the currently effective Summary Prospectuses

Effective January 3, 2017, the following replaces the portfolio manager information in each Fund’s Summary Prospectus under the heading “Portfolio Managers” within the section entitled “Portfolio Management”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Karl Schneider and Raymond Donofrio.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined the Adviser in 2010.

Karl Schneider, CAIA, is a Vice President of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

Raymond Donofrio is a Principal of the Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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